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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                  May 29, 1998
                Date of Report (Date of earliest event reported)


                           CALIFORNIA MICROWAVE, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           0-7428                   94-1668412
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

               1143 Borregas Avenue, Sunnyvale, California  94089
                 (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code):  408/732-4000
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Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

          California Microwave, Inc. announced in the press release attached as an exhibit hereto the sale of California Microwave Services Division to Telscape International, Inc. on May 29, 1998 for approximately $8 million in cash.


Item 7.
------

          (c) Exhibits

          10.28 Stock Purchase Agreement among California Microwave, Inc., California Microwave Services Division, Inc. and Telscape International, Inc., dated as of May 18, 1998.

          99.7 Press Release Issued by California Microwave on June 2, 1998 entitled "California Microwave Sells Services Division for $8 Million in Cash."


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALIFORNIA MICROWAVE, INC.
                                               (Registrant)


                                             By:
                                                 ------------------------------
                                                 Name:  George L. Spillane
                                                 Title: Vice President and
                                                          Secretary

Dated: June __, 1998




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